Fees Summary	Sep. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	12,523.58
Total Transaction Valuation	81,800,000.00
Total Offset Amount	0.00
Net Fee	$ 12,523.58